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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                                November 21, 2002
         --------------------------------------------------------------
                Date of Report (date of earliest event reported)


                              SmarTire Systems Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         British Columbia               0-24209                 N/A
  -------------------------------    --------------     ---------------------
   (State or Other Jurisdiction       (Commission          (IRS Employer
         Of Incorporation)            File Number)       Identification No.)



         #150 - 13151 Vanier Place, Richmond, British Columbia, V6V 2J1
         --------------------------------------------------------------
                    (Address of principal executive offices)



                                 (604) 276-9884
                  --------------------------------------------
                         (Registrant's telephone number,
                              including area code)




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ITEM 5.  OTHER EVENTS

Reference is made to the press release of the Registrant, issued and disseminated on November 21, 2002, announcing the completion of financing arrangements by the Registrant pursuant to Regulation D and Regulation S. The press release was issued pursuant to Rule 135c promulgated under the Securities Act of 1933.

Since September 26, 2002, $1.2 million has been released to the Company. The availability of additional financing in the approximate aggregate amount of $5.2 million is subject to registration. The financings include a $1.0 million placement of common shares and warrants with European investors, $400,000 in convertible debentures and a $5.0 million equity line facility. None of these securities have been registered under the Securities Act of 1933 and these securities may not be offered or sold in the United States absent registration or an applicable exemption from registration.

EQUITY PRIVATE PLACEMENT

The equity private placement, which was made to offshore investors on November 4, 2002, involved the issuance of two million units at a price of $0.50 per unit. SmarTire realized gross cash proceeds of $250,000 from the private placement; the balance of the aggregate purchase price for the units was paid for by the application of $750,000 of principal under the senior convertible notes issued by SmarTire on September 20, 2002. Each unit consists of one common share and one share purchase warrant. Each warrant entitles the holder to purchase one additional common share at an exercise price of $0.50 per share until November 4, 2005. An additional 17,672 common shares were issued as payment of accrued interest at a deemed price of $0.50 per share.

EQUITY LINE OF CREDIT FACILITY

SmarTire has also arranged for a $5.0 million equity line of credit facility from a private investment company. SmarTire may draw down the facility at its discretion provided that each draw down must be at least seven trading days apart, and the maximum amount that may be drawn down at any one time is limited to $70,000. The term of the equity line of credit is 24 months.


PRIVATE PLACEMENT OF DEBENTURES

On November 21, 2002, SmarTire closed the first tranche of a private placement of 5% Senior Subordinated Redeemable Convertible Debentures to a private investment company. In the first tranche, SmarTire received gross proceeds of $184,000, for the issuance of debentures in the principal amount of $200,000. The debentures were issued at an 8% discount from the face principal amount.

The closing of the second tranche of the debentures in the aggregate principal amount of $200,000 will not occur until the registration statement, as described below, is declared effective by the Securities and Exchange Commission. The second tranche of debentures will also be issued at an 8% discount from the face principal amount.

The outstanding principal under each debenture bears interest at 5% per annum, calculated on the basis of a 365-day year. Each debenture is convertible into common shares of SmarTire as follows:

(a) the holder of the debenture may from time to time convert all or any portion of the outstanding principal, together with accrued and outstanding interest thereon, at a conversion price equal to the lesser of:

         (i) 120% of the closing bid price for SmarTire's common shares on November 21, 2002 (the "Fixed Price"); and

         (ii) 80% of the lowest closing bid price for SmarTire's common shares during the five trading days immediately preceding the conversion date; and


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(b)      the outstanding principal and accrued and unpaid interest under each debenture will be automatically converted into common shares of SmarTire on the second anniversary date of its issuance (the "Maturity Date"), unless SmarTire determines, in its sole discretion, to pay out the debenture in cash on the Maturity Date.

The debentures are secured by a security interest granted by SmarTire in all of its present and after-acquired personal property, assets and undertaking. Such security interest has been subordinated to the security interest previously granted by SmarTire to TRW Inc. in all of its present and after-acquired personal property, assets and undertaking.

SmarTire may redeem any or all of the debentures at a redemption price equal to the sum of: (a) 120% of the principal amount being redeemed, and (b) the accrued and unpaid interest on such principal amount; provided, however, that the holder of a debenture may, at any time following receipt of SmarTire's redemption notice, elect to convert the debenture if the closing bid price of SmarTire's common shares on the trading day immediately preceding the conversion date is greater than the Fixed Price.

If SmarTire exercises its redemption right under the debentures:

(a) each debenture holder will receive for every $100,000 invested, 10,000 common share warrants, each entitling the holder to purchase one common share of SmarTire at an exercise price equal to the Fixed Price until November 21, 2004; and

(b) each debenture holder will be entitled to "piggy-back" registration rights in respect of the shares issuable upon exercise of warrants.

In connection with the offering of the debentures, SmarTire has agreed to file a registration statement in the appropriate form under the Securities Act of 1933, as amended, no later than December 21, 2002 for the purpose of registering the shares issuable upon conversion of the debentures for resale, and to use its best efforts to ensure that the registration statement is declared effective within 90 days after it is filed. If the registration statement is not filed or declared effective within such time periods, SmarTire is required pay to each debenture holder, as liquidated damages and not as a penalty, a cash amount equal to 2% of the outstanding principal and interest under the holder's debentures for each month that the registration statement has not been filed or declared effective, as the case may be.

THE FOREGOING DOES NOT CONSTITUTE ANY OFFER OF ANY SECURITIES FOR SALE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
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  99.1     Press release issued by the Registrant on November 21, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SMARTIRE SYSTEMS INC.



                                            By /s/  Jeff Finkelstein
                                               ---------------------------------
                                                    Jeff Finkelstein, C.A.
                                                    Chief Financial Officer

Dated:  November 21, 2002


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